Black Hills Corporation

AGREEMENT TO PURCHASE

Certain Utility and Related Assets of Aquila, Inc.
in Colorado, Kansas, Nebraska and Iowa

F E B R U A R Y   2 0 0 7

T R A N S A C T I O N   O V E R V I E W

Information concerning forward-looking statements

Statements made in this document that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, Black Hills Corporation, Great Plains Energy and Aquila are providing a number of important factors, risks and uncertainties that could cause actual results to differ materially for the provided forward-looking information. These include: obtaining shareholder approvals required for the transactions (Great Plains and Aquila); the timing of, and the conditions imposed by, regulatory approvals required for the transactions; satisfying the conditions to the closing of the transactions; Great Plains and Black Hills successfully integrating the acquired
Aquila businesses into their respective operations, avoiding problems which may result in either company not operating as effectively and efficiently as expected; the timing and amount of cost-cutting synergies; unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies’ expectations; the actual resulting credit ratings of the companies or their respective subsidiaries; the effects on the businesses of the companies resulting from uncertainty surrounding the transactions; the effect of future regulatory or legislative actions on the companies; and other economic, business, and/or competitive factors. Additional factors that may affect the future results of Black Hills, Great Plains and Aquila are set forth in their most recent quarterly report on Form 10-Q or annual report on Form 10-K with the Securities and Exchange Commission (“SEC”), which are available at www.blackhillscorporation.com,
www.greatplainsenergy.com, and www.aquila.com respectively. Black Hills, Great Plains and Aquila undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

          Definitive agreements:
         –         Black Hills Corporation to purchase certain Aquila utility assets in
          Colorado, Kansas, Nebraska and Iowa for $940 million cash, subject to working capital adjustments at completion of transaction
          –         Simultaneously, Great Plains Energy will acquire Aquila, Inc. and its subsidiaries;
        –         At closing, Great Plains will retain utility operations in Missouri

       Black Hills transaction financing:
           –        A bridge credit facility through a bank syndication;
         –         Permanent financing at closing expected through a combination of newly-issued equity, mandatory convertible securities, corporate-level debt issuance and internally generated cash resources; and
        –         Based on market conditions, Black Hills intends to issue equity, equity linked and debt securities in public or private markets and could execute such transaction prior to closing

       Deal expected to close in Q1 2008.

       Completion of transaction subject to state regulatory approvals, Federal
        Energy Regulatory Commission (FERC) and Federal Trade Commission
          (Hart-Scott-Rodino) review, plus customary closing conditions.

       Expected to be earnings-accretive after one year of temporary and transitional costs

       Cash flow from acquired operations expected to be positive from start.

Definitive agreements signed February 7, 2007

We are a diversified energy company with our roots in utility operations dating back to the 1880s. Our strategy is to capitalize on our core strengths:

      Strong utility operations with commitment to customer service

      Planning, construction and operations of energy assets

      Optimization of fuel assets to deliver value to investors and customers

Our search for energy partners led us to evaluate Aquila’s utility operations in Colorado, Kansas, Nebraska and Iowa:

      We share similar demographics, community cultures and business relationships.

         The combination of our operations is a logical extension of our business

      Acquiring these operations will make us a financially stronger company with a larger, more diversified asset base and more stable and predictable cash flows and earnings with opportunity for significant growth in rate base, especially in Colorado

      Benefits of the deal extend to our customers, communities, investors and employees

How this deal came about

We have the strategy, skills, experience and track record to make this deal work:

     Strong utility operations with commitment to superior customer service, reliability, efficiency, and cost control

     Strong planning, construction, integration and maintenance of assets

     Strong regulatory relationships

     Strong record of technical innovation and environmental safety

     Strong tradition of corporate social responsibility

     Strong commitment to the communities we serve

Merits of acquisition

Merits of acquisition

The transaction is good for customers, investors and employees:

      Customers will benefit from improved economies of scale, operational efficiencies and integrated business functions

         Investors should benefit from expanded operations, improved cash flow and earnings, improved growth potential, improved credit standing and improved risk profile

      Employees will have increased opportunity for personal and professional growth

The transaction is financially sound:

      Solid financial foundation

      We’re buying earnings-producing assets only

      Strong cash flow and earnings base from stable, risk-managed and geographically diverse operations

      We are committed to maintaining, and expect to maintain, an investment-grade credit rating

Rapid
City

Combination at a glance

Utilities will serve
      over 750,000 customers
      in South Dakota, Montana,
      Wyoming, Colorado, Kansas,
      Nebraska and Iowa

Utilities will comprise ~50%
      of ~$3 billion in total assets

Wholesale energy operations include
      oil and gas production, coal mining,
      power generation and energy marketing

Proposed Acquisitions

Utilities in CO, KS,
NE and IA

Black Hills Assets

Utility operations

Power generation

Gas production

Oil production

Coal mine

Energy marketing

Rapid
City

Assets of combination

Profile of the Combined Company

(Based on recent public information)

Total assets                                                                     ~ $3          Billion

Regulated customers:
Electric                                                                       197,000  Customers
Gas                                                                            556,000    Customers
   Total regulated customers                                      753,000Customers

Power generation resources:
Regulated, operated                                                         537          MW
Regulated, contracted                                                       398       MW
Regulated, under construction                                            90     MW
Independent power production                                      1,000    MW
   Total generation                                                          2,025          MW

Natural gas and oil reserves                                          ~ 170  BCFE

Coal reserves                                                                 ~ 290 million tons

Natural gas marketing average
daily physical volume                    1.4 million MMBTU

Regulated operations in 7 states

Wholesale energy operations in 12 states

Black Hills Assets

Utility operations

Power generation

Gas production

Oil production

Coal mine

Energy marketing

Acquired Assets

Utilities in CO, KS,
KS, NE and IA

Utilities of combination

DESCRIPTION OF UTILITIES

                                       Number of       Annual
Utility                              Customers       Energy Sales

Black Hills Power                       65,000   3.1 million MWH

Cheyenne Light (electric)    39,0000.9 million MWH
Cheyenne Light (gas)             33,0008.1 BCF

Subtotal, existing                     137,000  4.0 million MWH
                                                                                                        8.1 BCF

Colorado Electric (   )              93,0002.0 million MWH

Colorado Gas (   )                      68,000   7.1 BCF

Kansas Gas (   )                       108,00022.5 BCF

Nebraska Gas (   )                 198,00018.0 BCF

Iowa Gas (   )                              149,000  27.3 BCF

Subtotal, new                              616,000      2.0 million MWH
                                                                                                     74.9 BCF

Total, combined                    753,000    6.0 million MWH
                                                                                                     83.0 BCF

      Seven adjoining states in
      Midwest and Rockies with
       similar demographics and
      business environments

Proximity should permit some
      consolidation of administrative
        functions while retaining
      quality of service

Cheyenne
Light

WY

CO

NE

KS

IA

Rapid City

Black Hills Power

SD

MT

COLORADO ELECTRIC FACTS
(2005)

Annual sales volume               1,980GWh

Power generation                              102MW
Power contracts                                  285 MW

Customers                                        93,000

Annual customer growth             >3%

Customer mix

Residential

87%

Commercial

12%

Industrial

1%

Fountain

Pueblo

Rocky
Ford

Cañon
City

Colorado

Colorado electric properties

          Territory is experiencing strong population
            and load growth

   Current RFP seeks 225 MW baseload and
          140 MW intermediate and peaking energy
          supply beginning in 2013

       Potential to construct new coal-fired
           power plant and to utilize our Colorado
           gas-fired plants to serve long-term needs
           and foster off-system sales opportunities

       100% fuel and purchased power
           pass-through

COLORADO GAS FACTS
(2005)

Annual sales volume                            7Bcf

Customers                                        68,000

Annual customer growth             >3%

Customer mix

Residential

94%

Commercial

6%

Industrial

1%

Colorado

Fountain

Pueblo

Burlington

Castle Rock

Colorado gas properties

      Territory experiencing strong
      population and customer growth

      Proximity to existing Black Hills operations in Colorado

100% fuel pass-through

KANSAS GAS FACTS
(2005)

Annual sales volume                        23Bcf

Customers                                     108,000

Annual customer growth           < 1%

Customer mix

Residential

89%

Commercial

9%

Industrial
2%

Lawrence

Goodland

Wichita

Liberal

Garden
City

Dodge City

Kansas

Kansas gas properties

      Stable customer counts

Stable cash flows

Rate case filed in November 2006
      seeking $7.3 million increase

100% fuel cost pass-through

Other favorable regulatory treatment:
      bad debt pass-through, decoupling and
      weather normalization

NEBRASKA GAS FACTS
(2005)

Annual sales volume                        18Bcf

Customers                                     198,000

Annual customer growth           < 1%

Customer mix

Residential

90%

Commercial

7%

Industrial – 3%

Nebraska gas properties

        Stable customer counts

  Attractive regulatory environment

  Lincoln is also home to regional
        customer service center

  Omaha is headquarters for regional
        gas operations center

  Rate case filed in November 2006
        seeking $16.3 million increase

100% fuel cost pass-through

  Other favorable regulatory treatment:
        bad debt pass-through and decoupling

York

Beatrice

Nebraska

Lincoln

Norfolk

Omaha

Blair

Columbus

Bellevue

Wayne

IOWA GAS FACTS
(2005)

Annual sales volume                        27Bcf

Customers                                     149,000

Annual customer growth           < 1%

Customer mix

Residential

89%

Commercial

10%

Industrial
1%

Iowa gas properties

        Stable customer counts and cash flows

  100% fuel cost pass-through

  Other favorable regulatory treatment:
        bad debt pass-through, decoupling and
        weather normalization

Newton

West Des Moines

Spencer

Council
Bluffs

Forest City

Decorah

Dubuque

Dennison

Webster City

Iowa

Strategic rationale

Significant scale and scope expansion for Black Hills from utilities and operations to be acquired

  Acquisition represents about 93,000 electric and 523,000 gas customers

      Operational efficiency with new resources and larger customer base

      Opportunity to advance Black Hills’ relationship-based business approach and reputation for superior customer service and satisfaction

      Opportunity to benefit from workforce innovation, adaptability and business practices

Lower overall business risk

      Expanded utility operations provide more stable cash flows with more predictable capital needs

      Diversifies regulatory and geographic exposure with opportunity to build upon Black Hills’ successful regulatory relationship-based approach

Financial rationale

More stable and predictable financial results

Earnings per share break-even expected after a year of transitional costs following transaction, with
EPS accretion beginning in second full year

Positive cash flows from operations expected immediately

We are acquiring earnings-producing assets only, with stable service territories in Kansas, Nebraska and Iowa, and with higher growth in Colorado

Constructive regulatory environments; gas cost pass-throughs;
      weather-normalization mechanisms

Longer-term upside earnings potential from customer growth and possible power generation construction and integration in Colorado

Our intention will be to mirror our strategy at Cheyenne Light, where we will be integrating generation as a rate-base asset later this year

Current Aquila RFP seeks 225 MW baseload and 140MW intermediate and peaking energy supply beginning in 2013, and increasing to
      290 MW /190 MW, respectively, by 2022

Potential to construct new coal-fired power plant and to utilize our three existing Colorado gas-fired plants to serve long-term needs

Financing the acquisition

Initial bridge financing

      Commitment for bridge credit facility obtained from bank syndicate, including
        ABN AMRO, Credit Suisse, BMO Capital Markets, and Union Bank of CA

Targeted permanent financing

         Equity contribution through stock offering;

      Mandatory convertible securities offering;

         Unsecured corporate debt;

         Internally generated cash resources

      May fund certain amounts prior to closing based on market conditions.

Logic of financing strategy

  Balanced combination of financing sources retains investment-grade corporate credit rating while

         Accelerating accretive cash flow and earnings per share results.

Summary

A sound transaction – strategically, operationally and financially

      Attractive, stable, geographically diverse assets with stable or growing customer bases

         Balanced financing strategy with access to capital markets at reasonable rates

         Accretive to EPS after one year of transition costs

Improvement in overall corporate risk profile

         Expansion of retail footprint and addition of rate-base assets assure stable, predictable cash flows and earnings

          Low integration risk:
        – Experience with retail operations and customer care
        – Familiarity with demographics and business environments of new states
        – Commitment to relationship-based regulatory processes

Upside potential with vertical integration of electric properties

         We are expert planners, builders and operators of power plants

      We understand transmission systems and regulatory processes in region

We are committed to remaining an investment-grade Company as we grow to serve more customers and communities and to build more value for investors in responsible, safe and environmentally conscious ways.

INVESTOR   RELATIONS

Mark T. Thies, Executive Vice President & CFO

Dale Jahr,              Director of Investor Relations
625 Ninth Street               Rapid City, SD  57701

605 721 2326                                                              djahr@bh-corp.com

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